Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of February 25, 2011 (this “Amendment”), to the Credit Agreement dated as of October 8, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among DINEEQUITY, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and the other Agents named therein.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of outstanding Term Loans with a replacement term loan tranche thereunder;

WHEREAS, pursuant to the sixth paragraph of Section 10.01 of the Credit Agreement, the Borrower desires to create a new tranche of Term B-1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents and in the same aggregate principal amount as the Term Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Person that executes and delivers a joinder to this Agreement in a form reasonably acceptable to the Administrative Agent (a “Joinder”) as a Term B-1 Lender will make Term B-1 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of the Term Loans;

WHEREAS, the Borrower shall pay to each Term Lender immediately prior to the effectiveness of this Amendment (i) all accrued and unpaid interest on its Term Loans to, but not including, the date of effectiveness of this Amendment and (ii) a prepayment premium of 1% of the amount of Term Loans held by such Term Lender that are to be repaid upon the effectiveness of this Amendment;

WHEREAS, the Loan Parties and Required Lenders wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendments Relating to Term B-1 Loans.

Effective as of the Amendment No.1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)           The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of February 25, 2011.

“Amendment No. 1 Effective Date” means February 25, 2011, the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 are satisfied.

“Term B-1 Commitment” means, with respect to a Term B-1 Lender, the commitment of such Term B-1 Lender to make a Term B-1 Loan on the Amendment No. 1 Effective Date, in the amount set forth on the joinder agreement of such Term B-1 Lender to Amendment No. 1.  The aggregate amount of the Term B-1 Commitments of all Term B-1 Lenders shall equal the outstanding principal amount of Term Loans immediately prior to the effectiveness of Amendment No. 1.

“Term B-1 Lender” means a Person with a Term B-1 Commitment to make Term B-1 Loans to the Borrower on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Term B-1 Loan” means a Loan that is made pursuant to Section 2.01(c)(i) of the Credit Agreement on the Amendment No. 1 Effective Date.

(b)           The definitions of “Term Commitment” and “Term Loans” in Section 1.01 of the Credit Agreement shall be deleted in their entirety.

(c)           All references to “Term Loan,” “Term Commitment,” “Term Loan Facility” and “Term Lender” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-1 Loan,” “Term B-1 Commitment,” “Term B-1 Loan Facility” and “Term B-1 Lender,” respectively (unless the context otherwise requires).

(d)           The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Applicable Rate” means (a) with respect to the Term B-1 Loan Facility, 2.00% per annum for Base Rate Loans and 3.00% per annum for Eurodollar Rate Loans and (b) in respect of the Revolving Credit Facility, (i) from the Closing Date until the date of delivery of the Compliance Certificate and the financial statements for the first full Fiscal Quarter after the Closing Date, a percentage, per annum, determined by reference to the following table as if the Consolidated Leverage Ratio then in effect were 4.75:1.00; and (ii) thereafter, a percentage, per annum, determined by reference to the Consolidated Leverage Ratio in effect from time to time as set forth below:

Consolidated Leverage Ratio	Applicable Rate for Revolving Credit Loans that are Eu- rodollar Rate Loans	Applicable Rate for Revolving Credit Loans that are Base Rate Loans
>4.75:1.00	4.50%	3.50%
<4.75:1.00 >3.50:1.00	4.25%	3.25%
<3.50:1.00	4.00%	3.00%

No change in the Applicable Rate for Revolving Credit Loans shall be effective until the date on which the Administrative Agent has received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(a)(i) calculating the Consolidated Leverage Ratio.  At any time the Borrower has not submitted to the Administrative Agent the applicable information as and when required under Section 6.02(a)(i), the Applicable Rate for Revolving Credit Loans shall be determined as if the Consolidated Leverage Ratio were in excess of 4.75:1.00.  Promptly following receipt of the applicable information under Section 6.02(a)(i), the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Rate for Revolving Credit Loans in effect from such date.  In the event that any financial statement or certificate delivered pursuant to clause (i) or (ii) of Section 6.01(a) or Section 6.02(a)(i) is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for Revolving Credit Loans for any period (an “Applicable Calculation Period”) than the Applicable Rate for Revolving Credit Loans applied for such Applicable Calculation Period, then (i) the Borrower shall promptly (and in no event later than two Business Days after the amount of such inaccuracy is capable of being calculated) deliver to the Administrative Agent a correct certificate for such Applicable Calculation Period, (ii) the Applicable Rate for Revolving Credit Loans for such Applicable Calculation Period shall be recalculated with the Consolidated Leverage Ratio at the corrected level and (iii) the Borrower shall promptly (and in no event later than two Business Days after the amount of such inaccuracy is capable of being calculated) pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for Revolving Credit Loans for such Applicable Calculation Period.  Nothing in this definition shall limit the right of the Administrative Agent or any Lender under Section 2.08(b) or Article VIII and the provisions of this definition shall survive the termination of this Agreement.

(e)           The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by changing the proviso to the first sentence thereof to read: “provided that the

Base Rate will be deemed not to be less than (i) 2.50% per annum in the case of Revolving Credit Loans and Swing Line Loans or (ii) 2.25% per annum in the case of Term B-1 Loans.”

(f)            The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by changing the last sentence thereof to read: “Notwithstanding the foregoing, (i) if the rate described in the preceding sentence would be less than 1.50% in the case of Revolving Credit Loans and Swing Line Loans, then the “Eurodollar Rate” for Revolving Credit Loans and Swing Line Loans will be deemed to be 1.50% and (ii) if the rate described in the preceding sentence would be less than 1.25% in the case of Term B-1 Loans, then the “Eurodollar Rate” for Term B-1 Loans will be deemed to be 1.25%.”

(g)           The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” prior to clause (e) thereof and replacing it with a comma and adding immediately prior to the period therein “and (f) amendments and joinders to this Agreement”.

(h)           Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (c) to such Section:

“(c)         Term B-1 Loans.  (i)  Subject  to the terms and conditions hereof and of Amendment No. 1, each Term B-1 Lender severally agrees to make a Term B-1 Loan to the Borrower on the Amendment No. 1 Effective Date in the principal amount equal to its Term B-1 Commitment on the Amendment No. 1 Effective Date.  The Borrower shall prepay the Term Loans with the gross proceeds of the Term B-1 Loans in an amount equal to the outstanding principal amount of such Term Loans, concurrently with the receipt thereof.

(ii)  The Borrower shall pay to the Term Lenders immediately prior to the effectiveness of Amendment No. 1 (x) all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date and (y) the prepayment premium pursuant to Section 2.05(a)(iv).

(iii)  The Term B-1 Loans shall have the same terms as the Term Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans prior to the Amendment No. 1 Effective Date.”

(i)            Section 2.05(a) of the Credit Agreement is hereby amended by deleting subclause (iv) thereof in its entirety and replacing it with the following:

“(iv)  At the time of the effectiveness of any Repricing Transaction that (x) makes any prepayment of the Term Loans or Revolving Credit Loans (with a corresponding reduction of Revolving Credit Commitments) in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, if such Repricing Transaction is consummated prior to the first anniversary of the Amendment No. 1 Effective Date with respect to the Term Loans, or prior to the first anniversary of the Closing Date with respect to the Revolving Credit Loans, then the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Lender, a fee in an amount equal to, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the Term Loans or Revolving Credit Loans (with a corresponding reduction of Revolving Credit Commitments) being prepaid and (II) in the case of clause (y), a payment equal to 1.0% of the aggregate amount of the applicable Term Loans or Revolving Credit Commitments outstanding immediately prior to such amendment that are the subject matter of such Repricing Transaction.  Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(j)            Section 2.06(b) of the Credit Agreement is hereby amended by inserting a “(i)” after the heading and before the start of the sentence, and by adding the following clause (ii) to such subsection:

“(ii)         The Term B-1 Commitment of each Term B-1 Lender shall be automatically terminated on the Amendment No. 1 Effective Date upon the borrowing of the Term B-1 Loans on such date.”

(k)           Section 2.07(a) of the Credit Agreement is hereby amended by replacing the reference in clause (i) to “outstanding on the Closing Date” with “outstanding on the Amendment No. 1 Effective Date”.

(l)            Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (iv) therein and (ii) adding the following clause (v) to such Section: “; and(v) in the case of the Term B-1 Loans, to refinance the Term Loans.”

Section 2.              Other Amendments to Credit Agreement.

Effective as of the Amendment No. 1 Effective Date, the Required Lenders after giving effect to the borrowing of the Term B-1 Loans hereby agree as follows:

(a)           The definition of “Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following: “The aggregate amount of the Revolving Credit Commitments of the Lenders on the Amendment No. 1 Effective Date is $75,000,000.”

(b)           Section 2.14(a) of the Credit Agreement is hereby amended by replacing the reference in clause (ii) to “$25,000,000 or any whole multiple of $500,000 in excess thereof” therein with the following: “(x) $25,000,000 or any whole multiple of $500,000 in excess thereof in respect of Additional Term Commitments and (y) $10,000,000 or any whole multiple of $500,000 in excess thereof in respect of Additional Revolving Credit Commitments”.

(c)           Section 7.03(g) of the Credit Agreement is hereby amended by replacing the reference in clause (ii)(B)(y) to “5.75:1.00” therein with “6.00:1.00”.

(d)           Section 7.06(d) of the Credit Agreement is hereby amended by replacing the reference in clause (y)(ii) to “5.00:1.00” therein with “5.50:1.00”.

(e)           Section 7.14(b) of the Credit Agreement is hereby amended by replacing the reference in clause (i)(w) to “$35,000,000” therein with “$100,000,000”.

(f)            Schedule 2.01 of the Credit Agreement is hereby amended by deleting such Schedule and replacing it with Schedule 1 attached hereto.

Section 3.              Representations and Warranties.  The Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

(a)           Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Loan Documents, shall be true and correct in all material respects on and as of the date of such Credit Extension, except  to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(b)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.              Conditions to Effectiveness.  This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrower:

(1)           executed counterparts of this Amendment from the Borrower, each Guarantor, the Administrative Agent, each Revolving Credit Lender increasing its Revolving Credit Commitment (each, an “Additional Revolving Credit Lender”) and the Required Lenders as constituted after giving effect to the borrowing of the Term B-1 Loans and payment in full of the Term Loans;

(2)           executed counterparts of a Joinder from each Term B-1 Lender; and

(3)           a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 1 Effective Date, if any.

(b)           The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1)           an opinion of Sidley Austin LLP, special counsel to the Borrower, dated the Amendment No. 1 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, in a form reasonably acceptable to the Administrative Agent;

(2)           (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 1 Effective Date and certifying (I) to the effect that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (y) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 1 Effective Date, or in the alternative (other than in the case of the Borrower), certifying that such by-laws or operating agreements have not been amended since the Closing Date and (z) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3)           a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (e) and (g) of this Section 4 and that the Term B-1 Loans meet the requirements and conditions to be Replacement Term Loans.

(c)           The aggregate principal amount of the Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Term Loans immediately prior to the effectiveness of this Amendment.

(d)           The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 1 Effective Date, (x) all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date and (y) the prepayment premium pursuant to Section 2.05(a)(iv) of the Credit Agreement based upon the amount of Term Loans held by such Lenders that are repaid on the Amendment No. 1 Effective Date.

(e)           No Default shall exist or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(f)            All fees and expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Amendment No. 1 Effective Date shall have been paid.

(g)           The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and Section 3 of this Amendment or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Loan Documents, shall be true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date.

(h)           To the extent requested by a Term B-1 Lender in writing not less than five (5) Business Days prior to the Amendment No. 1 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(i)            The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the obligations of the Term B-1 Lenders hereunder to make Term B-1 Loans will automatically terminate, if each of the conditions set forth or referred to in this Section 4 has not been satisfied at or prior to 5:00 p.m., New York City time, on March 8, 2011.

Section 5.              Waiver.  The Required Lenders and Administrative Agent agree that the Borrower may deliver a Request for Credit Extension pursuant to Section 4.02(c) of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension and prepayment (in lieu of three (3) Business Days).  The Required Lenders and the Administrative Agent waive the requirement for delivery of a notice of prepayment pursuant to Section 2.05 of the Credit Agreement.  The Lenders party hereto (or party to a Joinder) waive the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the repayment of Term Loans on the Amendment No. 1 Effective Date.

Section 6.              Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Dewey & LeBoeuf LLP, counsel for the Administrative Agent.

Section 7.              Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.              Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Section 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 10.            Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11.            Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee and Security Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 12.            Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DINEEQUITY, INC.

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

INTERNATIONAL HOUSE OF PANCAKES, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP FRANCHISE COMPANY, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP FRANCHISING, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO.1]

IHOP HOLDINGS, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP IP, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP PROPERTY LEASING, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP PROPERTY LEASING II, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP PROPERTIES, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP REAL ESTATE, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

IHOP TPGC, LLC

By:	/s/ Julia A. Stewart
	Name:	Julia A. Stewart
	Title:	Chief Executive Officer

ACM CARDS, INC.

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S ENTERPRISES LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S FRANCHISING LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S HOLDINGS LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S INTERNATIONAL, INC.

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S IP LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S RESTAURANTS, INC.

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S RESTAURANTS KANSAS LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S RESTAURANTS NORTH LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S RESTAURANTS TEXAS LLC

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S RESTAURANTS VERMONT, INC.

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	President

APPLEBEE’S RESTAURANTS WEST LLC

By:	APPLEBEE’S ENTERPRISES LLC, its Sole Member

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S SERVICES, INC.

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

APPLEBEE’S UK, LLC

By:	APPLEBEE’S INTERNATIONAL, INC., its Sole Member

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

NEIGHBORHOOD INSURANCE, INC.

By:	/s/ Rebecca Tilden
	Name:	Rebecca Tilden
	Title:	Vice President

BARCLAYS BANK PLC, as Administrative Agent and Additional Revolving Credit Lender

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Vice President

GOLDMAN SACHS BANK USA, as Additional Revolving Credit Lender

By:	/s/ Adam Heilman
	Name:	Adam Heilman
	Title:	Authorized Signatory